UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 4, 2007

GENERAL MILLS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-1185	41-0274440
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Number One General Mills Boulevard Minneapolis, Minnesota (Mail: P.O. Box 1113)	55426 (Mail: 55440)
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (763) 764-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

In the Annual Report of General Mills, Inc. on Form 10-K for the fiscal year ended May 28, 2006 (the “Form 10-K”), management provided a report that concluded that our internal control over financial reporting (as defined in Rule 13a-15(f) under the Securities Exchange Act of 1934) was effective as of May 28, 2006. We subsequently have determined that our policies and procedures requiring an annual impairment assessment of goodwill and other indefinite-lived intangible assets on a combined basis were ineffective for the separate annual impairment assessment of our brand intangibles, as required by Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets. Accordingly, we concluded that we had a material weakness in our internal control over financial reporting as of May 28, 2006. As of January 4, 2007, we believe we have remediated the material weakness by changing our policies and procedures to require the performance of a separate annual impairment assessment of the brand intangibles, and we have completed that assessment.

We have completed the required annual assessment for fiscal years 2004, 2005, 2006 and 2007, and confirmed that the fair value of brand intangibles exceeded their carrying value in all years. Therefore, there were no changes to our consolidated financial statements presented in the Form 10-K or in our Quarterly Report on Form 10-Q for the fiscal quarter ended August 27, 2006 (the “Form 10-Q”).

On January 4, 2007, the Audit Committee of our Board of Directors, after consultation with management and KPMG LLP, our independent registered public accounting firm, concurred with management’s conclusion that we had a material weakness in our internal control over financial reporting and determined that neither management’s report nor KPMG LLP’s report regarding the effectiveness of our internal control over financial reporting contained in the Form 10-K should be relied upon. As a result of this determination, we intend to file an amendment to the Form 10-K to reflect a change in management’s assessment of our disclosure controls and procedures as of May 28, 2006 and to restate Management’s Report on Internal Control Over Financial Reporting. In addition, the amended Form 10-K will include a restated Report of Independent Registered Public Accounting Firm Regarding Internal Control Over Financial Reporting. The amended Form 10-K will not change our consolidated financial statements or the Report of Independent Registered Public Accounting Firm on the Consolidated Financial Statements and Related Financial Statement Schedule dated July 27, 2006, included in the Form 10-K.

We also intend to file an amendment to the Form 10-Q to reflect a change in management’s assessment of our disclosure controls and procedures as of August 27, 2006. The amended Form 10-Q will not change our consolidated financial statements included in the Form 10-Q.

The Audit Committee of our Board of Directors has discussed these matters with KPMG LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 5, 2007

GENERAL MILLS, INC.

By:	/s/ Siri S. Marshall
Name: Siri S. Marshall Title: Senior Vice President, General Counsel & Secretary